                                                                    EXHIBIT 99.1

First Security Auto Owner Trust 1999-2
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.
February 26, 2001 Thru March 25, 2001
Distribution Date: 04-16-01
Statement for Class A and Class B Noteholders Pursuant                                           Per $1,000 of Original to
Section 4.7 of the Sale and Servicing Agreement                                                       Class A/Class B
                                                                                                        Note Amount
                                                                                                 -------------------------

(i)  Principal Distribution
          Class A-1  Amount                                                                   -                  -
          Class A-2  Amount                                                                   -                  -
          Class A-3  Amount                                                       19,513,688.85            70.7018
          Class A-4  Amount                                                                   -                  -
          Class B Amount                                                           1,287,599.76            24.9446
(ii)  Interest Distribution
          Class A-1  Amount                                                                   -                  -
          Class A-2  Amount                                                                   -                  -
          Class A-3  Amount                                                          767,079.78             2.7793
          Class A-4  Amount                                                        1,414,287.17             5.1667
          Class B Amount                                                             145,810.61             2.8248

(iii)  Basic Servicing Fee                                                           379,475.31             0.3676
(iv)  Outstanding Advances (end of preceding collection period)                               -
(v)  Aggregate Receivables (end of preceding collection period)                  455,370,366.15

(vi)  Class A-1 Note Balance (end of Collection Period)                                       -
       Class A-1 Pool Factor (end of Collection Period)                                       -
       Class A-2 Note Balance (end of Collection Period)                                      -
       Class A-2 Pool Factor (end of Collection Period)                                       -
       Class A-3 Note Balance (end of Collection Period)                         133,902,267.96
       Class A-3 Pool Factor (end of Collection Period)                               0.4851531
       Class A-4 Note Balance (end of Collection Period)                         273,733,000.00
       Class A-4 Pool Factor (end of Collection Period)                               1.0000000
       Class B Note Balance (end of Collection Period)                            26,933,809.58
       Class B Pool Factor (end of Collection Period)                                 0.5217866
                                                                                ----------------
       Total Pool Balance (end of Collection Period)                             434,569,077.54

(vii)  Realized Losses                                                             1,188,570.20
(viii)  Noteholders Interest Carryover Shortfall                                              -
         Noteholders Principal Carryover Shortfall                                            -
(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                                 -

(x)  Reserve Account Balance                                                      23,760,308.49
       Average Delinquency Ratio                                                         1.0237%
       Average Net Loss Ratio                                                            2.0801%
       Specified Reserve Account Balance                                          39,111,216.98

(xi)  Gross Loss Ratio                                                                     3.03%
(xii)  Remaining Receivables Percentage                                                   58.48%
(xi)  Reduced Letter of Credit                                                                -

First Security Auto Owner Trust 1999-2
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.
March 26, 2001 Thru April 25, 2001
Distribution Date: 05-15-01
Statement for Class A and Class B Noteholders Pursuant                                           Per $1,000 of Original to
Section 4.7 of the Sale and Servicing Agreement                                                       Class A/Class B
                                                                                                       Note Amount
                                                                                                 -------------------------

(i)  Principal Distribution
          Class A-1  Amount                                                                  -                  -
          Class A-2  Amount                                                                  -                  -
          Class A-3  Amount                                                      20,021,865.52            72.5430
          Class A-4  Amount                                                                  -                  -
          Class B Amount                                                          1,321,131.52            25.5942
(ii)  Interest Distribution
          Class A-1  Amount                                                                  -                  -
          Class A-2  Amount                                                                  -                  -
          Class A-3  Amount                                                         669,511.34             2.4258
          Class A-4  Amount                                                       1,414,287.17             5.1667
          Class B Amount                                                            139,158.02             2.6959

(iii)  Basic Servicing Fee                                                          362,140.90             0.3508
(iv)  Outstanding Advances (end of preceding collection period)                              -
(v)  Aggregate Receivables (end of preceding collection period)                 434,569,077.54

(vi)  Class A-1 Note Balance (end of Collection Period)                                      -
       Class A-1 Pool Factor (end of Collection Period)                                      -
       Class A-2 Note Balance (end of Collection Period)                                     -
       Class A-2 Pool Factor (end of Collection Period)                                      -
       Class A-3 Note Balance (end of Collection Period)                        113,880,402.44
       Class A-3 Pool Factor (end of Collection Period)                              0.4126102
       Class A-4 Note Balance (end of Collection Period)                        273,733,000.00
       Class A-4 Pool Factor (end of Collection Period)                              1.0000000
       Class B Note Balance (end of Collection Period)                           25,612,678.06
       Class B Pool Factor (end of Collection Period)                                0.4961924
                                                                               ----------------
       Total Pool Balance (end of Collection Period)                            413,226,080.50

(vii)  Realized Losses                                                              993,405.71
(viii)  Noteholders Interest Carryover Shortfall                                             -
         Noteholders Principal Carryover Shortfall                                           -
(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                                -

(x)  Reserve Account Balance                                                     24,370,321.91
       Average Delinquency Ratio                                                        0.9233%
       Average Net Loss Ratio                                                           2.0550%
       Specified Reserve Account Balance                                         37,190,347.25

(xi)  Gross Loss Ratio                                                                    3.16%
(xii)  Remaining Receivables Percentage                                                  56.62%
(xi)  Reduced Letter of Credit                                                               -

First Security Auto Owner Trust 1999-2
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.
April 26, 2001 Thru May 31, 2001
Distribution Date: 06-15-01
Statement for Class A and Class B Noteholders Pursuant                                           Per $1,000 of Original to
Section 4.7 of the Sale and Servicing Agreement                                                       Class A/Class B
                                                                                                        Note Amount
                                                                                                 -------------------------
(i)  Principal Distribution
          Class A-1  Amount                                                                   -                 -
          Class A-2  Amount                                                                   -                 -
          Class A-3  Amount                                                       22,203,621.78           80.4479
          Class A-4  Amount                                                                   -                 -
          Class B Amount                                                           1,465,093.47           28.3831
(ii)  Interest Distribution
          Class A-1  Amount                                                                   -                 -
          Class A-2  Amount                                                                   -                 -
          Class A-3  Amount                                                          569,402.01            2.0631
          Class A-4  Amount                                                        1,414,287.17            5.1667
          Class B Amount                                                             132,332.17            2.5637

(iii)  Basic Servicing Fee                                                           344,355.07            0.3336
(iv)  Outstanding Advances (end of preceding collection period)                               -
(v)  Aggregate Receivables (end of preceding collection period)                  413,226,080.50

(vi)  Class A-1 Note Balance (end of Collection Period)                                       -
       Class A-1 Pool Factor (end of Collection Period)                                       -
       Class A-2 Note Balance (end of Collection Period)                                      -
       Class A-2 Pool Factor (end of Collection Period)                                       -
       Class A-3 Note Balance (end of Collection Period)                          91,676,780.66
       Class A-3 Pool Factor (end of Collection Period)                               0.3321622
       Class A-4 Note Balance (end of Collection Period)                         273,733,000.00
       Class A-4 Pool Factor (end of Collection Period)                               1.0000000
       Class B Note Balance (end of Collection Period)                            24,147,584.59
       Class B Pool Factor (end of Collection Period)                                 0.4678093
                                                                                ----------------
       Total Pool Balance (end of Collection Period)                             389,557,365.25

(vii)  Realized Losses                                                             1,040,874.15
(viii)  Noteholders Interest Carryover Shortfall                                              -
         Noteholders Principal Carryover Shortfall                                            -
(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                                 -

(x)  Reserve Account Balance                                                      25,022,175.81
       Average Delinquency Ratio                                                         0.9629%
       Average Net Loss Ratio                                                            2.0509%
       Specified Reserve Account Balance                                          35,060,162.87

(xi)  Gross Loss Ratio                                                                     3.32%
(xii)  Remaining Receivables Percentage                                                   54.63%
(xi)  Reduced Letter of Credit                                                                -

First Security Auto Owner Trust 1999-2
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.
June 01, 2001 Thru June 30, 2001
Distribution Date: 07-16-01
Statement for Class A and Class B Noteholders Pursuant                                           Per $1,000 of Original to
Section 4.7 of the Sale and Servicing Agreement                                                       Class A/Class B
                                                                                                        Note Amount
                                                                                                 -------------------------
(i)  Principal Distribution
          Class A-1  Amount                                                                  -                     -
          Class A-2  Amount                                                                  -                     -
          Class A-3  Amount                                                      17,528,809.07               63.5102
          Class A-4  Amount                                                                  -                     -
          Class B Amount                                                          1,156,628.59               22.4073
(ii)  Interest Distribution
          Class A-1  Amount                                                                  -                     -
          Class A-2  Amount                                                                  -                     -
          Class A-3  Amount                                                         458,383.90                1.6608
          Class A-4  Amount                                                       1,414,287.17                5.1667
          Class B Amount                                                            124,762.52                2.4170

(iii)  Basic Servicing Fee                                                          324,631.14                0.3145
(iv)  Outstanding Advances (end of preceding collection period)                              -
(v)  Aggregate Receivables (end of preceding collection period)                 389,557,365.25

(vi)  Class A-1 Note Balance (end of Collection Period)                                      -
       Class A-1 Pool Factor (end of Collection Period)                                      -
       Class A-2 Note Balance (end of Collection Period)                                     -
       Class A-2 Pool Factor (end of Collection Period)                                      -
       Class A-3 Note Balance (end of Collection Period)                         74,147,971.59
       Class A-3 Pool Factor (end of Collection Period)                              0.2686521
       Class A-4 Note Balance (end of Collection Period)                        273,733,000.00
       Class A-4 Pool Factor (end of Collection Period)                              1.0000000
       Class B Note Balance (end of Collection Period)                           22,990,956.00
       Class B Pool Factor (end of Collection Period)                                0.4454020
                                                                               ----------------
       Total Pool Balance (end of Collection Period)                            370,871,927.59

(vii)  Realized Losses                                                            1,142,266.16
(viii)  Noteholders Interest Carryover Shortfall                                             -
         Noteholders Principal Carryover Shortfall                                           -
(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                                -

(x)  Reserve Account Balance                                                     24,732,782.07
       Average Delinquency Ratio                                                        1.0819%
       Average Net Loss Ratio                                                           2.2732%
       Specified Reserve Account Balance                                         33,378,473.48

(xi)  Gross Loss Ratio                                                                    3.25%
(xii)  Remaining Receivables Percentage                                                  52.93%
(xi)  Reduced Letter of Credit                                                               -

First Security Auto Owner Trust 1999-2
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.
July 01, 2001 Thru July 31, 2001
Distribution Date: 08-15-01
Statement for Class A and Class B Noteholders Pursuant                                           Per $1,000 of Original to
Section 4.7 of the Sale and Servicing Agreement                                                       Class A/Class B
                                                                                                        Note Amount
                                                                                                 -------------------------
(i)  Principal Distribution
          Class A-1  Amount                                                                   -                   -
          Class A-2  Amount                                                                   -                   -
          Class A-3  Amount                                                       17,902,795.50             64.8652
          Class A-4  Amount                                                                   -                   -
          Class B Amount                                                           1,181,305.87             22.8853
(ii)  Interest Distribution
          Class A-1  Amount                                                                   -                   -
          Class A-2  Amount                                                                   -                   -
          Class A-3  Amount                                                          370,739.86              1.3433
          Class A-4  Amount                                                        1,414,287.17              5.1667
          Class B Amount                                                             118,786.61              2.3012

(iii)  Basic Servicing Fee                                                           309,059.94              0.2994
(iv)  Outstanding Advances (end of preceding collection period)                               -
(v)  Aggregate Receivables (end of preceding collection period)                  370,871,927.59

(vi)  Class A-1 Note Balance (end of Collection Period)                                       -
       Class A-1 Pool Factor (end of Collection Period)                                       -
       Class A-2 Note Balance (end of Collection Period)                                      -
       Class A-2 Pool Factor (end of Collection Period)                                       -
       Class A-3 Note Balance (end of Collection Period)                          56,245,176.09
       Class A-3 Pool Factor (end of Collection Period)                               0.2037869
       Class A-4 Note Balance (end of Collection Period)                         273,733,000.00
       Class A-4 Pool Factor (end of Collection Period)                               1.0000000
       Class B Note Balance (end of Collection Period)                            21,809,650.13
       Class B Pool Factor (end of Collection Period)                                 0.4225167
                                                                                ---------------
       Total Pool Balance (end of Collection Period)                             351,787,826.22

(vii)  Realized Losses                                                               926,429.72
(viii)  Noteholders Interest Carryover Shortfall                                              -
         Noteholders Principal Carryover Shortfall                                            -
(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                                 -

(x)  Reserve Account Balance                                                      25,076,536.60
       Average Delinquency Ratio                                                         1.1959%
       Average Net Loss Ratio                                                            2.4430%
       Specified Reserve Account Balance                                          31,660,904.36

(xi)  Gross Loss Ratio                                                                     3.35%
(xii)  Remaining Receivables Percentage                                                   51.23%
(xi)  Reduced Letter of Credit                                                                -

First Security Auto Owner Trust 1999-2
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.
August 01, 2001 Thru August 31, 2001
Distribution Date: 09-17-01
Statement for Class A and Class B Noteholders Pursuant                                           Per $1,000 of Original to
Section 4.7 of the Sale and Servicing Agreement                                                      Class A/Class B
                                                                                                        Note Amount
                                                                                                 -------------------------

(i)  Principal Distribution
          Class A-1  Amount                                                                   -                 -
          Class A-2  Amount                                                                   -                 -
          Class A-3  Amount                                                       17,368,357.49           62.9288
          Class A-4  Amount                                                                   -                 -
          Class B Amount                                                           1,146,041.28           22.2022
(ii)  Interest Distribution
          Class A-1  Amount                                                                   -                 -
          Class A-2  Amount                                                                   -                 -
          Class A-3  Amount                                                          281,225.88            1.0189
          Class A-4  Amount                                                        1,414,287.17            5.1667
          Class B Amount                                                             112,683.19            2.1830

(iii)  Basic Servicing Fee                                                           293,156.52            0.2840
(iv)  Outstanding Advances (end of preceding collection period)                               -
(v)  Aggregate Receivables (end of preceding collection period)                  351,787,826.22

(vi)  Class A-1 Note Balance (end of Collection Period)                                       -
       Class A-1 Pool Factor (end of Collection Period)                                       -
       Class A-2 Note Balance (end of Collection Period)                                      -
       Class A-2 Pool Factor (end of Collection Period)                                       -
       Class A-3 Note Balance (end of Collection Period)                          38,876,818.60
       Class A-3 Pool Factor (end of Collection Period)                               0.1408580
       Class A-4 Note Balance (end of Collection Period)                         273,733,000.00
       Class A-4 Pool Factor (end of Collection Period)                               1.0000000
       Class B Note Balance (end of Collection Period)                            20,663,608.85
       Class B Pool Factor (end of Collection Period)                                 0.4003145
                                                                               ----------------
       Total Pool Balance (end of Collection Period)                             333,273,427.45

(vii)  Realized Losses                                                               594,299.93
(viii)  Noteholders Interest Carryover Shortfall                                              -
         Noteholders Principal Carryover Shortfall                                            -
(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                                 -

(x)  Reserve Account Balance                                                      25,660,383.08
       Average Delinquency Ratio                                                         1.1914%
       Average Net Loss Ratio                                                            2.1279%
       Specified Reserve Account Balance                                          29,994,608.47

(xi)  Gross Loss Ratio                                                                     3.42%
(xii)  Remaining Receivables Percentage                                                   49.63%
(xi)  Reduced Letter of Credit                                                                -

First Security Auto Owner Trust 1999-2
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.
September 01, 2001 thru September 30, 2001
Distribution Date: 10-15-01
Statement for Class A and Class B Noteholders Pursuant                                               Per $1,000 of Original to
Section 4.7 of the Sale and Servicing Agreement                                                           Class A/Class B
                                                                                                            Note Amount
                                                                                                     -------------------------

(i)  Principal Distribution
          Class A-1  Amount                                                                    -                     -
          Class A-2  Amount                                                                    -                     -
          Class A-3  Amount                                                        14,662,494.98               53.1250
          Class A-4  Amount                                                                    -                     -
          Class B Amount                                                              967,496.47               18.7432
(ii)  Interest Distribution
          Class A-1  Amount                                                                    -                     -
          Class A-2  Amount                                                                    -                     -
          Class A-3  Amount                                                           194,384.09                0.7043
          Class A-4  Amount                                                         1,414,287.17                5.1667
          Class B Amount                                                              106,761.98                2.0683

(iii)  Basic Servicing Fee                                                            277,727.86                0.2690
(iv)  Outstanding Advances (end of preceding collection period)                                -
(v)  Aggregate Receivables (end of preceding collection period)                   333,273,427.45

(vi)  Class A-1 Note Balance (end of Collection Period)                                        -
       Class A-1 Pool Factor (end of Collection Period)                                        -
       Class A-2 Note Balance (end of Collection Period)                                       -
       Class A-2 Pool Factor (end of Collection Period)                                        -
       Class A-3 Note Balance (end of Collection Period)                           24,214,323.62
       Class A-3 Pool Factor (end of Collection Period)                                0.0877331
       Class A-4 Note Balance (end of Collection Period)                          273,733,000.00
       Class A-4 Pool Factor (end of Collection Period)                                1.0000000
       Class B Note Balance (end of Collection Period)                             19,696,112.38
       Class B Pool Factor (end of Collection Period)                                  0.3815713
                                                                                ----------------
       Total Pool Balance (end of Collection Period)                              317,643,436.00

(vii)  Realized Losses                                                                638,637.24
(viii)  Noteholders Interest Carryover Shortfall                                               -
         Noteholders Principal Carryover Shortfall                                             -
(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                                  -

(x)  Reserve Account Balance                                                       25,862,174.25
       Average Delinquency Ratio                                                          1.2155%
       Average Net Loss Ratio                                                             1.6221%
       Specified Reserve Account Balance                                           28,587,909.24

(xi)  Gross Loss Ratio                                                                      3.50%
(xii)  Remaining Receivables Percentage                                                    48.23%
(xi)  Reduced Letter of Credit                                                                 -

First Security Auto Owner Trust 1999-2
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.
October 01, 2001 Thru October 31, 2001
Distribution Date: 11-15-01
Statement for Class A and Class B Noteholders Pursuant                                               Per $1,000 of Original to
Section 4.7 of the Sale and Servicing Agreement                                                           Class A/Class B
                                                                                                            Note Amount
                                                                                                     -------------------------

(i)  Principal Distribution
          Class A-1  Amount                                                                    -                      -
          Class A-2  Amount                                                                    -                      -
          Class A-3  Amount                                                        18,305,807.84                66.3254
          Class A-4  Amount                                                                    -                      -
          Class B Amount                                                            1,207,898.42                23.4005
(ii)  Interest Distribution
          Class A-1  Amount                                                                    -                      -
          Class A-2  Amount                                                                    -                      -
          Class A-3  Amount                                                           121,071.62                 0.4387
          Class A-4  Amount                                                         1,414,287.17                 5.1667
          Class B Amount                                                              101,763.25                 1.9715

(iii)  Basic Servicing Fee                                                            264,702.86                 0.2564
(iv)  Outstanding Advances (end of preceding collection period)                                -
(v)  Aggregate Receivables (end of preceding collection period)                   317,643,436.00

(vi)  Class A-1 Note Balance (end of Collection Period)                                        -
       Class A-1 Pool Factor (end of Collection Period)                                        -
       Class A-2 Note Balance (end of Collection Period)                                       -
       Class A-2 Pool Factor (end of Collection Period)                                        -
       Class A-3 Note Balance (end of Collection Period)                            5,908,515.78
       Class A-3 Pool Factor (end of Collection Period)                                0.0214077
       Class A-4 Note Balance (end of Collection Period)                          273,733,000.00
       Class A-4 Pool Factor (end of Collection Period)                                1.0000000
       Class B Note Balance (end of Collection Period)                             18,488,213.96
       Class B Pool Factor (end of Collection Period)                                  0.3581707
                                                                                ----------------
       Total Pool Balance (end of Collection Period)                              298,129,729.74

(vii)  Realized Losses                                                                738,720.55
(viii)  Noteholders Interest Carryover Shortfall                                               -
         Noteholders Principal Carryover Shortfall                                             -
(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                                  -

(x)  Reserve Account Balance                                                       25,962,769.39
       Average Delinquency Ratio                                                          1.1860%
       Average Net Loss Ratio                                                             1.6971%
       Specified Reserve Account Balance                                           26,831,675.68

(xi)  Gross Loss Ratio                                                                      3.59%
(xii)  Remaining Receivables Percentage                                                    46.44%
(xi)  Reduced Letter of Credit                                                                 -

First Security Auto Owner Trust 1999-2
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.
November 01, 2001 Thru November 30, 2001
Distribution Date: 12-17-01
Statement for Class A and Class B Noteholders Pursuant                                               Per $1,000 of Original to
Section 4.7 of the Sale and Servicing Agreement                                                            Class A/Class B
                                                                                                             Note Amount
                                                                                                     -------------------------

(i)  Principal Distribution
          Class A-1  Amount                                                                     -                      -
          Class A-2  Amount                                                                     -                      -
          Class A-3  Amount                                                          5,908,515.78                21.4077
          Class A-4  Amount                                                         10,118,007.12                36.9631
          Class B Amount                                                             1,057,501.08                20.4869
(ii)  Interest Distribution
          Class A-1  Amount                                                                     -                      -
          Class A-2  Amount                                                                     -                      -
          Class A-3  Amount                                                             29,542.58                 0.1070
          Class A-4  Amount                                                          1,414,287.17                 5.1667
          Class B Amount                                                                95,522.44                 1.8505

(iii)  Basic Servicing Fee                                                             248,441.44                 0.2407
(iv)  Outstanding Advances (end of preceding collection period)                                 -
(v)  Aggregate Receivables (end of preceding collection period)                    298,129,729.74

(vi)  Class A-1 Note Balance (end of Collection Period)                                         -
       Class A-1 Pool Factor (end of Collection Period)                                         -
       Class A-2 Note Balance (end of Collection Period)                                        -
       Class A-2 Pool Factor (end of Collection Period)                                         -
       Class A-3 Note Balance (end of Collection Period)                                     0.00
       Class A-3 Pool Factor (end of Collection Period)                                 0.0000000
       Class A-4 Note Balance (end of Collection Period)                           263,614,992.88
       Class A-4 Pool Factor (end of Collection Period)                                 0.9630369
       Class B Note Balance (end of Collection Period)                              17,430,712.88
       Class B Pool Factor (end of Collection Period)                                   0.3376839
                                                                                 ----------------
       Total Pool Balance (end of Collection Period)                               281,045,705.76

(vii)  Realized Losses                                                                 551,810.30
(viii)  Noteholders Interest Carryover Shortfall                                                -
         Noteholders Principal Carryover Shortfall                                              -
(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                                   -

(x)  Reserve Account Balance                                                        25,294,113.52
       Average Delinquency Ratio                                                           1.1768%
       Average Net Loss Ratio                                                              1.8567%
       Specified Reserve Account Balance                                            25,294,113.52

(xi)  Gross Loss Ratio                                                                       3.66%
(xii)  Remaining Receivables Percentage                                                     44.81%
(xi)  Reduced Letter of Credit                                                                  -

First Security Auto Owner Trust 1999-2
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.
December 01, 2001 Thru December 31, 2001
Distribution Date:  January 15, 2002
Statement for Class A and Class B Noteholders Pursuant                                               Per $1,000 of Original to
Section 4.7 of the Sale and Servicing Agreement                                                           Class A/Class B
                                                                                                            Note Amount
                                                                                                     -------------------------

(i)  Principal Distribution
          Class A-1  Amount                                                                   -                     -
          Class A-2  Amount                                                                   -                     -
          Class A-3  Amount                                                                   -                     -
          Class A-4  Amount                                                       13,051,650.77               47.6802
          Class B Amount                                                             861,205.82               16.6841
(ii)  Interest Distribution
          Class A-1  Amount                                                                   -                     -
          Class A-2  Amount                                                                   -                     -
          Class A-3  Amount                                                                   -                     -
          Class A-4  Amount                                                        1,362,010.80                4.9757
          Class B Amount                                                              90,058.68                1.7447

(iii)  Basic Servicing Fee                                                           234,204.75                0.2269
(iv)  Outstanding Advances (end of preceding collection period)                               -
(v)  Aggregate Receivables (end of preceding collection period)                  281,045,705.76

(vi)  Class A-1 Note Balance (end of Collection Period)                                       -
       Class A-1 Pool Factor (end of Collection Period)                                       -
       Class A-2 Note Balance (end of Collection Period)                                      -
       Class A-2 Pool Factor (end of Collection Period)                                       -
       Class A-3 Note Balance (end of Collection Period)                                      -
       Class A-3 Pool Factor (end of Collection Period)                                       -
       Class A-4 Note Balance (end of Collection Period)                         250,563,342.11
       Class A-4 Pool Factor (end of Collection Period)                               0.9153567
       Class B Note Balance (end of Collection Period)                            16,569,507.06
       Class B Pool Factor (end of Collection Period)                                 0.3209998
                                                                                ---------------
       Total Pool Balance (end of Collection Period)                             267,132,849.17

(vii)  Realized Losses                                                               518,945.07
(viii)  Noteholders Interest Carryover Shortfall                                              -
         Noteholders Principal Carryover Shortfall                                            -
(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                                 -

(x)  Reserve Account Balance                                                      24,041,956.43
       Average Delinquency Ratio                                                         1.1803%
       Average Net Loss Ratio                                                            2.0080%
       Specified Reserve Account Balance                                          24,041,956.43

(xi)  Gross Loss Ratio                                                                     3.73%
(xii)  Remaining Receivables Percentage                                                   43.43%
(xi)  Reduced Letter of Credit                                                                -

First Security Auto Owner Trust 1999-2
Monthly Statement to Noteholders
Servicer:  Wells Fargo Bank, N.A.
January 01, 2002 Thru January 31, 2002
Distribution Date:  02/15/2002
Statement for Class A and Class B Noteholders Pursuant                                           Per $1,000 of Original to
Section 4.7 of the Sale and Servicing Agreement                                                        Class A/Class B
                                                                                                         Note Amount
                                                                                                 --------------------------
(i)  Principal Distribution
          Class A-1  Amount                                                                  -                     -
          Class A-2  Amount                                                                  -                     -
          Class A-3  Amount                                                                  -                     -
          Class A-4  Amount                                                      14,219,644.72               51.9471
          Class B Amount                                                            938,275.25               18.1771
(ii)  Interest Distribution
          Class A-1  Amount                                                                  -                     -
          Class A-2  Amount                                                                  -                     -
          Class A-3  Amount                                                                  -                     -
          Class A-4  Amount                                                       1,294,577.27                4.7293
          Class B Amount                                                             85,609.12                1.6585

(iii)  Basic Servicing Fee                                                          222,610.71                0.2156
(iv)  Outstanding Advances (end of preceding collection period)                              -
(v)  Aggregate Receivables (end of preceding collection period)                 267,132,849.17

(vi)  Class A-1 Note Balance (end of Collection Period)                                      -
       Class A-1 Pool Factor (end of Collection Period)                                      -
       Class A-2 Note Balance (end of Collection Period)                                     -
       Class A-2 Pool Factor (end of Collection Period)                                      -
       Class A-3 Note Balance (end of Collection Period)                                     -
       Class A-3 Pool Factor (end of Collection Period)                                      -
       Class A-4 Note Balance (end of Collection Period)                        236,343,697.39
       Class A-4 Pool Factor (end of Collection Period)                              0.8634096
       Class B Note Balance (end of Collection Period)                           15,631,231.81
       Class B Pool Factor (end of Collection Period)                                0.3028226
                                                                               ---------------
       Total Pool Balance (end of Collection Period)                            251,974,929.20

(vii)  Realized Losses                                                              614,554.12
(viii)  Noteholders Interest Carryover Shortfall                                             -
         Noteholders Principal Carryover Shortfall                                           -
(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                                -

(x)  Reserve Account Balance                                                     22,677,743.63
       Average Delinquency Ratio                                                        1.2244%
       Average Net Loss Ratio                                                           1.9503%
       Specified Reserve Account Balance                                         22,677,743.63

(xi)  Gross Loss Ratio                                                                    3.80%
(xii)  Remaining Receivables Percentage                                                  41.89%
(xi)  Reduced Letter of Credit                                                               -

First Security Auto Owner Trust 1999-2
Monthly Statement to Noteholders
Servicer:  Wells Fargo Bank, N.A.
February 01, 2002 Thru February 28, 2002
Distribution Date:  03/15/2002
Statement for Class A and Class B Noteholders Pursuant                                           Per $1,000 of Original to
Section 4.7 of the Sale and Servicing Agreement                                                       Class A/Class B
                                                                                                        Note Amount
                                                                                                 -------------------------
(i)  Principal Distribution
          Class A-1  Amount                                                                -                      -
          Class A-2  Amount                                                                -                      -
          Class A-3  Amount                                                                -                      -
          Class A-4  Amount                                                    13,385,077.88                48.8983
          Class B Amount                                                          883,206.82                17.1103
(ii)  Interest Distribution
          Class A-1  Amount                                                                -                      -
          Class A-2  Amount                                                                -                      -
          Class A-3  Amount                                                                -                      -
          Class A-4  Amount                                                     1,221,109.10                 4.4609
          Class B Amount                                                           80,761.36                 1.5646

(iii)  Basic Servicing Fee                                                        209,979.11                 0.2034
(iv)  Outstanding Advances (end of preceding collection period)                            -
(v)  Aggregate Receivables (end of preceding collection period)               251,974,929.20

(vi)  Class A-1 Note Balance (end of Collection Period)                                    -
       Class A-1 Pool Factor (end of Collection Period)                                    -
       Class A-2 Note Balance (end of Collection Period)                                   -
       Class A-2 Pool Factor (end of Collection Period)                                    -
       Class A-3 Note Balance (end of Collection Period)                                   -
       Class A-3 Pool Factor (end of Collection Period)                                    -
       Class A-4 Note Balance (end of Collection Period)                      222,958,619.51
       Class A-4 Pool Factor (end of Collection Period)                            0.8145113
       Class B Note Balance (end of Collection Period)                         14,748,024.99
       Class B Pool Factor (end of Collection Period)                              0.2857123
                                                                             ----------------
       Total Pool Balance (end of Collection Period)                          237,706,644.50

(vii)  Realized Losses                                                            486,090.26
(viii)  Noteholders Interest Carryover Shortfall                                           -
         Noteholders Principal Carryover Shortfall                                         -
(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                              -

(x)  Reserve Account Balance                                                   21,393,598.01
       Average Delinquency Ratio                                                      1.1871%
       Average Net Loss Ratio                                                         1.9807%
       Specified Reserve Account Balance                                       21,393,598.01

(xi)  Gross Loss Ratio                                                                  3.86%
(xii)  Remaining Receivables Percentage                                                40.36%
(xi)  Reduced Letter of Credit                                                             -